FTE Networks



# Corporate Overview

# Forward Looking Statements

FTE Networks

This presentation may contain forward-looking statements relating to the business of FTE Networks, Inc. (“FTE Networks” hereinafter). All statements other than historical facts are forward-looking statements, which can be identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions. These statements involve risks and uncertainties that may cause actual results to differ materially from those anticipated, believed, estimated or expected. These risks and uncertainties are described in detail in our filings with the Securities and Exchange Commission. Forward-looking statements are based on FTE Networks’ current expectations and beliefs concerning future developments and their potential effects on FTE Networks. There is no assurance that future developments affecting FTE Networks will be those anticipated by FTE Networks. FTE Networks undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required under applicable securities laws.

# FTE At-A-Glance

FTE Networks

## Who is FTE

FTE Networks — Three complementary businesses that provide end-to-end design, build, and support solutions for state-of-the-art networks and commercial properties, creating the most advanced and transformative smart platforms and buildings.

**BENCHMARK BUILDERS, INC.**
Construction Management

**FTE Network SERVICES**
Network Infrastructure Solutions

**CROSSLAYER™**
Managed Network Services with First-of-its-Kind Advanced Network & Cloud Platform

## Markets We Serve — Fortune 500 Corporations

- Real Estate/REIT
- Technology
- Telecom
- Cable/MSO
- Media/Digital Content
- Finance
- Retail/Restaurant
- Government Agencies
- TV/Broadcast

## Revenues, EBITDA, Backlog, Employees & Locations

(unaudited)

$400M
$40.4M
$261M

Revenues
EBITDA
Backlog

200+
Employees



Operations in 17 States and Europe

# Complementary Portfolio of Services

FTE Networks

FTE Networks

**FTE Business Entities & Portfolio**

## Benchmark Builders

- Construction Management
- General Contracting
- Pre-Construction
- Site Safety

## FTE Network Services

- Data Center Integration
- Fiber Optics
- Wireless Integration
- Network Engineering (Wireline & RF)

## CrossLayer

- DataGrid Internet
- DataGrid WiFi
- DataGrid Campus Connect
- DataGrid Secure Connect

# Benchmark Builders At-A-Glance

FTE Networks

## Who is Benchmark Builders, Inc.

Benchmark Builders, Inc., is a premier, full service interiors construction company that designs and builds state-of-the-art facilities for Fortune 500 clients primarily in NYC. In 2016, Benchmark delivered innovative spaces for over 40 clients ranging from large multi-floor renovations to major infrastructure.

### Project Types

- Corporate Offices
- Broadcast Facilities
- Infrastucture
- Retail, Restaurant, and Lobby Spaces

## Ranked 6th in Top 20 Alteration & Renovation Projects

*The Real Deal's* 2017 Ranking of New York City's Biggest Construction Bosses

## Service Offerings

- Construction Management
- General Contracting
- Pre-Construction
- Site Safety

# FTE Network Services At-A-Glance

FTE Networks

## Who is FTE Network Services

A leading network infrastructure solutions company, designs, constructs, & supports communications & technology systems working with some of the world's leading communications service providers to evolve their networks to meet advancing technology requirements.

- Fiber Optics
- Data Center Infrastructure
- Multi-Dwelling Unit Fiber Distribution
- Wireless Integration
- Network Engineering

| | |
|---|---|
| 61,000 | Engineering Surveys Completed |
| 7,200 | Miles of Fiber Built |
| 25,000 | Rack and Stack Integrations |

## Building Stronger Connections

- End-to-end network infrastructure
- Service provider focused on the technology & communications network industries

## Current Customers & Target Markets

- Tier 1 & 2 Carriers
- MSO/Cable
- Network Infrastructure Providers
- OEMS
- Major ISP's
- Government

# CrossLayer At-A-Glance

FTE Networks

## Who is CrossLayer

CrossLayer connects large-scale, state-of-art campuses and multi-use developments, delivering technology solutions via an advanced network and cloud platform, providing owners and developers with the control that comes with an owned-and-operated system.

Capitalize on Future Technologies

Offer New Services To Tenants

Generate a Growing Revenue Stream

*First of its Kind Technology*

## CrossLayer Differentiators

*Transformational Technology | 4th Utility*

### Turn Your Network Platform Into An Asset

Market a technology-forward building and create new services & ongoing revenue opportunities

### Offer Fast Internet at Low Cost

Provide tenants and guests with higher speeds at lower costs (1G for traditional cost of 20MB)

### Connect to Wireless Anywhere

Your private wireless network follows you anywhere on campus

### We Do All the Work

CrossLayer, the single point of contact, building, operating & maintaining your network, bringing our expertise with major telecom carriers directly to developers and property managers

## CrossLayer Portfolio

- Direct Connect Network
- Managed Cloud Services
- Managed Network Services
- Advanced Operating Model

# Combined Platform for Strong Business & Financial Growth

## Vertical Integration of Leading Technical & Operational Capabilities Across the Supply Chain


Planning
Design
Engineerin
g
Construction
Installation
Maintenance
Field
Support

## Benefits

### Investors

- Cost Synergies with Expanded Portfolio
- Increased Deal Size
- New Growth Opportunities Leveraging Entrenched Base of Each Company, Including Compute to the Edge in NYC
- Expands FTE's Operational & Execution Expertise to Building Construction
- Accelerates Growth Opportunities in Data Center Market
- Reduction of Overlapping Personnel, Back-Office Costs, & Geographical Overlap

### Customers

- Integrated Offering Creates Economies of Scale
- Expanded Self-Perform Capabilities – Interior Building Construction
- Increased Tenant Satisfaction via More Innovative Buildings & New Services
- Access to New Revenues via New Service Creation (CrossLayer)

# Our Approach

FTE Networks

Focus on smart design and consistent standards, along with expertise in building and network construction across a wide range of industries.

FTE solves complex project and technology challenges that reduce costs and deployment time to accelerate delivery and optimize business performance.

Smart Design

Standardize & Comply

Execute & Remain Agile

## Professional Services

- Infrastructure Assessment & Documentation
- Engineering Design
- Project Bid/Construction Management

## Field Operations

- Management of Network Infrastructure
- Engineer, Procure, Construct, & Maintain

Adaptable to Changing Services & Market Demands

Reduce Fixed Costs

Reduce Design & Deployment Time

Implementation & Compliance on National Scale

# The Value We Deliver

FTE Networks

Why FTE

## Network Infrastructure & Commercial Building Construction Expertise

- Expertise in network infrastructure & commercial building construction
- Delivery of innovative projects and services built with knowledge of how technology and structures evolve

## Agility & Flexibility

- Adaptable to changing service & market demands
- Ability to handle any project, regardless of scope, complexity or locations

## Reliability & Efficiency

- Consistent methods & standards across markets
- Visibility & transparency on milestones, progressions and project impacts
- Meet budget requirements & reduce deployment timeframes

# 2016 Performance

FTE Networks

## Financials — 2016 Actual

| Combined Entities (unaudited) | |
|---|---|
| Revenue | $400M (Approx.) |
| Adjusted EBITDA | $40M (Approx.) |
| Adjusted EBITDA Margin | 10.4% |
| Backlog | $261M (as of 4/20/17) |

## Key Shareholder Information



8888

Ticker
FTNW

Exchange
OTC:QX

Share Price
$0.715
(5/19/2017)

Common Shares Outstanding
126M (approx.)

Market Capitalization
$90.89 Million

Fiscal Year End
December 31

# Our Leadership Team

FTE Networks

## FTE Networks - Executive Management

**David Lethem**
Chief Financial Officer
30+ years experience

**Michael Palleschi**
Chief Executive Officer &
Chairman of the Board
21+ years experience

**Lynn Martin**
Chief Operating Officer
25+ years experience

**Anthony Sirotka**
Chief Business
Development Officer
25+ years experience

**Fred Sacramone**
President & Co-Founder
Benchmark Builders, Inc,
-
34+ years experience

**Mike Bonewitz**
Chief Technology Officer
20+ years experience

**Kirstin Gooldy**
Chief Compliance Officer
22+ years experience

**Mark King**
Executive Vice President of
Global Sales
20+ years experience